United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: July 24, 2003

SBC COMMUNICATIONS INC.

A Delaware Corporation

Commission File No. 1-8610

IRS Employer No. 43-1301883

175 E. Houston, San Antonio, Texas 78205

Telephone Number (210) 821-4105

Item 9. Regulation FD Disclosure

On March 27, 2003, the Commission advised registrants to use Item 9 to disclose information required under Item 12 until such time as the EDGAR filing system is updated. The registrant is furnishing the following information, including the exhibits, under Item 12:

The registrant announced on July 24, 2003, its results of operations for the second quarter of 2003. The text of the press release and accompanying financial information are attached as exhibits and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SBC Communications Inc.
/s/ John J. Stephens
John J. Stephens
Vice President and Controller

July 24, 2003